UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2023

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut, 06851-1056
(Address of principal executive offices)
(203)
849-5216
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	XRX	NASDAQ Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 29, 2023, Xerox Holdings Corporation (“Xerox Holdings”) and Xerox Corporation (“Xerox Corp” and, together with Xerox Holdings, “Xerox”) entered into an offer letter (the “Offer Letter”) with Louie Pastor setting forth the terms of his employment as Executive Vice President, Chief Transformation & Administrative Officer. In this capacity, Mr. Pastor will lead the Xerox Reinvention Office, which seeks to structurally redesign and reengineer Xerox for sustainable, profitable, long-term growth, and be responsible for information technology, information security, real estate, and Xerox’s Global Business Services organization, which together will work across the company to drive productivity and enterprise-wide enhancements in processes and systems. Mr. Pastor previously served as the Executive Vice President, Chief Corporate Development Officer and Chief Legal Officer of Xerox until his departure in April 2023.
Pursuant to the Offer Letter, Mr. Pastor is entitled to an annual base salary of $625,000 and is elig
i
ble to receive an annual bonus targeted at 100% of his base salary under the Xerox Holdings Management Incentive Plan. Further, Mr. Pastor received a special, one-time
restricted stock unit grant with a grant date fair value of $2.7 million, which will vest ratably over a two-year
period following the date of grant subject to his continued employment through the applicable vesting dates. Mr. Pastor will also be entitled to receive a long-term incentive award (“LTI”) with a target grant date fair value of $2.3 million during Xerox’s normal 2024 grant cycle and will be eligible for additional LTI grants in future years at the discretion of the Compensation Committee of the Board of Directors of Xerox Holdings. In addition, Mr. Pastor is eligible to participate in Xerox’s benefit plans and eligible for executive financial planning assistance and other executive benefit programs. Mr. Pastor is also eligible for severance benefits under Xerox’s Officer Severance Program, which was filed with the Securities and Exchange Commission as Exhibit 10(a) to Xerox’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022.
Concurrently with the execution of the Offer Letter, Xerox and Mr. Pastor entered into an agreement to terminate the term of his Consulting Agreement (which the parties had entered into on April 18, 2023), effective as of December 31, 2023. In connection with the termination of his consulting services, Mr. Pastor was paid all accrued and unpaid monthly fees through December 31, 2023 and will remain entitled to receive the full, lump sum performance fee payable to him in 2024 pursuant to the Consulting Agreement based on Xerox’s 2023 financial results.
The foregoing description of the termination does not purport to be complete and is qualified in its entirety by reference to the full text of the termination agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.
The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.2 to this Current Report on Form
8-K
and incorporated herein by reference.
Additionally, on December 29, 2023 and January 1, 2024, respectively, each of Mr. Pastor and Steven J. Bandrowczak, Chief Executive Officer (each, an “Executive”) entered into a change in control severance letter agreement (the “Change in Control Severance Agreement”) with Xerox Holdings, pursuant to which if a “change in control” (as defined in the Change in Control Severance Agreement) occurs prior to December 31, 2026, and if the Executive’s employment is terminated by Xerox without “cause” (as defined in the Change in Control Severance Agreement) or by the Executive for “good reason” (as defined in the Change in Control Severance Agreement) within 24 months following such change in control or, in certain circumstances, during the pendency of a “potential change in control” (as defined in the Change in Control Severance Agreement), subject to the Executive’s execution and non-revocation
of a general release of claims in favor of Xerox, the Executive will be entitled to (i) a lump sum cash payment equal to two times the sum of (A) the greater of (x) the annual rate of base salary in effect on the date that notice of termination is given and (y) the annual rate of base salary in effect immediately prior to the change in control, and (B) the greater of (x) the annual target bonus applicable to the Executive for the year in which the notice of termination is given and (y) the annual target bonus applicable to the Executive for the year in which the change in control occurs, and (ii) subject to the Executive’s election of COBRA continuation coverage under Xerox’s group health plans, continued medical, dental and vision coverage at active employee rates for up to 18 months.

The foregoing description of the Change in Control Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Change in Control Severance Agreement, a form of which is attached as Exhibit 10.3 to this Current Report on Form
8-K
and incorporated herein by reference.
On December 31, 2023, Joanne Collins Smee transitioned from Xerox and ceased to serve as Executive Vice President and President, Americas of Xerox Holdings.

Item 7.01.	Regulation FD Disclosure
On January 3, 2024, Xerox issued a press release relating to a new operating model and organizational structure to further the company’s Reinvention, a copy of which is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Termination of Consulting Services, dated December 29, 2023, by and between Xerox Holdings Corporation and Louie Pastor

10.2	Offer Letter, dated December 29, 2023, by and between Xerox Corporation and Louie Pastor

10.3	Form of Change in Control Severance Agreement, effective January 1, 2024, as approved by the Compensation Committee of the Board of Directors of Xerox Holdings Corporation

99.1	Press Release, dated January 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Title:	Secretary
Date: January 5, 2024

XEROX CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Titles:	Secretary
Date: January 5, 2024